Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2021
Accrued Expenses and Other Current Liabilities
Accrued Expenses and Other Current Liabilities

9.Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following:

	As of December 31,
	2020	2021
	US$	US$
Other tax payables (Note 1)	4,386,517	739,896
Accruals for user incentive programs	—	3,756,933
Accrued expenses (Note 2)	2,772,237	3,034,970
Accrued loss contingencies relating litigation and asserted claims	2,872,150	166,887
Others	655,614	364,289
Total	10,686,518	8,062,975

Note 1: Other tax payables mainly consisted of value-added tax payable of US$3.5 million and US$0.4 million as of December 31, 2020 and 2021, and other taxes such as individual income tax and stamp duty tax.

Note 2: Accrued expenses mainly consisted of accrued professional service fees and other miscellaneous expenses related to marketing and operation activities.